Exhibit 10(a)

            AMENDED AND RESTATED SERP RABBI TRUST


           THIS  AGREEMENT, made as of the 22nd day  of  January,

1997  (the "Trust Agreement"), among SCHERING-PLOUGH CORPORATION,

a corporation organized and existing under the laws of New Jersey

(the "Company"), THE NORTHERN TRUST COMPANY, having its principal

offices   in   Chicago,   Illinois  (the  "Trustee")   and   BUCK

CONSULTANTS, INC. having its principal offices in New  York,  New

York (the "Trustee's Agent").



                       W I T N E S S E T H



           WHEREAS,  the  Trust Agreement was originally  entered

into  as  of March 31, 1987 by and among the Company,  The  Chase

Manhattan  Bank (National Association) as trustee, and The  Wyatt

Company as trustee's agent (the "Original Trust Agreement");

           WHEREAS, the Original Trust Agreement was amended  and

restated through October 1, 1993 and further amended as of

October 1, 1995;

           WHEREAS,  the Company wishes to amend and restate  the

Original  Trust Agreement, as so amended and restated, to  create an additional fund to satisfy the Company's deferred compensation liability under its Directors Deferred Stock Equivalency Program;

           WHEREAS,  the  Company  has incurred  and  expects  to

continue to incur certain unfunded retirement income and deferred

compensation  liability  to  or  with  respect  to  certain   key

management employees and directors pursuant to the terms  of  the

following  plans and employment agreements of the  Company:   (i)

the  Supplemental Executive Retirement Plan; (ii) the  Retirement

Benefits Equalization Plan; (iii) the Pension Plan for Directors;

(iv) the Employment Agreement with Hugh A. D'Andrade dated as  of

June 28, 1994, as amended by the First Amendment thereto dated as of  March 1, 1995, the Second Amendment dated as of December  11,

1995,  and  as  subsequently amended from time to time;  (v)  the

Employment Agreement with Richard J. Kogan dated as of  September

26,  1989, as amended by the First Amendment thereto dated as  of

June 28, 1994, the Second Amendment thereto dated as of March  1,

1995,  and  the Third Amendment thereto dated as of  October  24,

1995,  and  as subsequently amended from time to time;  (vi)  the

Employment Agreement with Robert P. Luciano dated as of September

26,  1989, as amended by the First Amendment thereto dated as  of

June 28, 1994, the Second Amendment thereto dated as of March  1,

1995,  and  as subsequently amended from time to time; (vii)  the

Deferred  Compensation Plan (the plans and employment  agreements listed in clauses (i) through (vii) being hereinafter called  the

"A  Plans");  (viii)  the  Directors Deferred  Stock  Equivalency

Program  (the  plan  listed  in clause (viii)  being  hereinafter sometimes referred to as the "S Plan"); and (ix) such other plans and  employment agreements for the Corporation as  the  Executive

Compensation and Organization Committee may designate  from  time to  time  as  A  Plans or S Plans (all such plans and  employment agreements  being  hereinafter individually called  a  "Plan"  or collectively the "Plans");

           WHEREAS,  the  Company desires to  provide  additional

assurance  to  some  or  all  such key management  employees  and directors  (the  "Participants")  and  their  surviving  spouses,

beneficiaries  or  estates  under the  Plans  (collectively,  the

"Beneficiaries")  that  their  unfunded  retirement  benefit  and deferred  compensation rights under the Plans will in the  future be  met or substantially met by application of the procedures set forth herein;

           WHEREAS,  the  Company  wishes to  establish  separate

accounts (hereinafter the "Accounts") with respect to some or all of  the Participants in the Plans in order to provide a source of payments as such are required under the terms of such Plans;

           WHEREAS, amounts transferred to each separate Account,

as  determined  by  the Company from time to  time  in  its  sole discretion, and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the Plan or Plans with  respect  to the Participant for whom such separate  Account has  been established and such utilization shall be in accordance with the procedures set forth herein;

           WHEREAS, upon satisfaction of all liabilities  of  the

Company under the Plan or Plans with respect to a Participant and

Beneficiary  in  respect  of  whom a separate  Account  has  been established, the balance, if any, remaining in such Account shall

be   allocated   to  the  Accounts  of  other  Participants   and

Beneficiaries  for  whom such Accounts have been  established  in accordance with the procedures set forth herein; and

           WHEREAS, upon satisfaction of all liabilities  of  the

Company  under  the  Plans with respect to  all  Participants  in respect  of  whom  separate Accounts have been  established,  the balance, if any, remaining in such Accounts shall revert  to  the

Company,  except that all amounts in all such Accounts  shall  at all  times be subject under this Agreement to the claims  of  the

Company's creditors as hereinafter provided;

           NOW,  THEREFORE, in consideration of the premises  and

mutual  and  independent  promises  herein,  the  parties  hereto covenant and agree as follows:

                            ARTICLE I



           1.1  The Company hereby establishes with the Trustee a

Trust  consisting  of  such  sums  of  money  and  such  property acceptable to the Trustee as shall from time to time be  paid  or delivered  to  the Trustee and the earnings and profits  thereon.

All  such money and property, all investments made therewith  and proceeds thereof, less the payments or other distributions which,

at the time of reference, shall have been made by the Trustee, as authorized herein, are referred to herein as the "Trust Property"

and  shall  be  held by the Trustee collectively in two  separate

funds  (the         "SERP  A  Fund"  and  "SERP  S  Fund";   each

individually a "Fund" and collectively, the "Funds"),  IN  TRUST,

in  accordance with the provisions of this Agreement.  The  Trust

Property  relating  to each Fund shall be  held  by  the  Trustee without distinction or separation by virtue of Plan Participants'

interests in their Accounts maintained by the Trustee's Agent  as hereinafter provided.  The SERP A Fund shall be utilized to  fund the  retirement income and deferred compensation liability to  or with  respect  to certain key management employees and  directors pursuant  to the terms of the A Plans.  The SERP S Fund shall  be utilized to fund the deferred compensation liability to directors pursuant  to  the  terms  of the S Plan and  any  other  deferred compensation  liability pursuant to the  terms  of  any  other  S

Plans.

           1.2   The  Trustee  shall  hold,  manage,  invest  and

otherwise  administer each Fund pursuant to  the  terms  of  this

Agreement.   The  Trustee  shall  be  responsible  only  for  con

tributions actually received by it hereunder.  The amount of each contribution  by the Company to each Fund shall be determined  in the sole discretion of the Company and the Trustee shall have  no duty or responsibility with respect thereto.

          1.3  The Trustee's Agent shall maintain in an equitable

manner a separate Account record for each Participant under  each

Plan  in  which it shall keep a separate record of the  share  of

such  Participant under such Plan in the appropriate  Fund.   The

Company shall certify to the Trustee's Agent at the time of  each contribution to a Fund the amount of such contribution being made in  respect  of  each Participant under each Plan and  each  such contribution shall be credited to the Participant's Account as of the  last  business  day of the calendar quarter  in  which  such contribution is made.  Each Fund shall be revalued by the Trustee as  of the last business day of each calendar quarter ("Valuation

Date")  at  current market values, as determined by the  Trustee,

and  the Trustee shall certify the value thereof to the Trustee's

Agent.  The Trustee's Agent shall apportion each Fund as revalued as  of  such  Valuation Date less any contributions made  by  the

Company  during  the  preceding quarter  among  the  Accounts  of

Participants in proportion to their respective interests in  each

Fund on the immediately preceding Valuation Date, except that for purposes of such apportionment the Accounts of Participants as of the  Valuation  Date  shall  not  include  any  contributions  or forfeitures credited to their Accounts as of such Valuation  Date and  any  payments to the Participants made after the immediately preceding Valuation Date shall be charged to their Accounts as of the  immediately preceding Valuation Date.  Where a Participant's

Account within a Fund may be applied to provide benefits to or in respect  of  such  Participant under  more  than  one  Plan,  the separate Account record for such Participant under each such Plan shall be maintained by the Trustee's Agent in such manner as  the

Trustee's  Agent,  in  its  sole  discretion,  considers  to   be

appropriate.



                           ARTICLE II



          2.1  Notwithstanding any provision in this Agreement to

the  contrary,  if  at  any time while  the  Trust  is  still  in existence the Company becomes insolvent (as defined herein),  the

Trustee shall upon written notice thereof suspend the payment  of all  benefits from each Fund and shall thereafter hold each  Fund in  suspense for the benefit of the Company's creditors until  it receives  a  court order directing the disposition of each  Fund;

provided,  however, the Trustee may deduct or continue to  deduct its  fees and expenses and other expenses of the Trust, including

taxes,  pending  the  receipt of such court order.   The  Company

shall  be considered to be insolvent if (a) it is unable  to  pay its  debts  as  they  fall  due or (b) bankruptcy  or  insolvency proceedings are initiated by its creditors or the Company or  any third party under the Bankruptcy Act of the United States or  the bankruptcy  laws  of  any  State alleging  that  the  Company  is insolvent  or  bankrupt.  By its approval and execution  of  this

Agreement,  the Company represents and agrees that its  Board  of

Directors  and  Chief Executive Officer, as  from  time  to  time acting,  shall  have  the fiduciary duty  and  responsibility  on behalf  of the Company's creditors to give to the Trustee  prompt written  notice of any event of the Company's insolvency and  the

Trustee shall be entitled to rely thereon to the exclusion of all

directions  or claims to pay benefits thereafter  made.   If  the

Trust  Department of the Trustee receives written allegations  of an  event  of  insolvency from a third party, the  Trustee  shall request that the Company's independent auditors determine whether the  Company is insolvent; the Trustee may conclusively  rely  on written  certification  of solvency or insolvency  received  from

such  auditors.   If, after an event of insolvency,  the  Company

later  becomes  solvent  without  the  entry  of  a  court  order

concerning  the  disposition  of  the  Trust  Property   or   any

bankruptcy or insolvency proceedings referred to in (b) above are dismissed,  the  Company shall by written notice  so  inform  the

Trustee and the Trustee shall thereupon resume all its duties and responsibilities  under this Agreement without  regard  for  this

Section  2.1 until and unless the Company again becomes insolvent as such term is defined herein.

           2.2   The Company represents and agrees that the Trust

established  under  this  Agreement does  not  fund  and  is  not intended to fund the Plans or any other employee benefit plan  or program  of the Company.  Such Trust is and is intended to  be  a depository arrangement with the Trustee for the setting aside  of cash and other assets of the Company as and when it so determines in  its  sole discretion for the meeting of part or  all  of  its future retirement obligations and deferred compensation liability to  or  with respect to some or all of the Participants and their

Beneficiaries under the Plans.  Contributions by the  Company  to the  Trust  shall be in amounts determined solely by the  Company and  shall be in respect of only those Plan Participants selected by  the  Company from time to time as it determines.  The purpose of  this Trust is to provide funds from which retirement benefits and  deferred compensation may be payable under the Plans and  as to  which  Plan  Participants with Accounts hereunder  and  their

Beneficiaries may, by exercising the procedures set forth herein,

have  access to some or all of their benefits as such become  due without  having  the  payment of such  benefits  subject  to  the administrative  control  of the Company  unless  the  Company  is adjudicated  to  be bankrupt or insolvent.  The  Company  further represents  that  each  of the Supplemental Executive  Retirement

Plan   and   the  Deferred  Compensation  Plan  is   a   deferred

compensation  plan  for a select group of management  and  highly compensated  employees and as such is exempt from the application of  the Employee Retirement Income Security Act of 1974 ("ERISA")

except  for the disclosure requirements applicable to  such  Plan for which the Company bears full responsibility as to compliance;

that  the  Retirement Benefits Equalization  Plan  is  an  excess benefit plan and as such is exempt from all ERISA provisions; and

that each of the Directors Pension Plan, Directors Deferred Stock

Equivalency  Program and the employment agreements with  each  of

Messrs.  D'Andrade, Kogan and Luciano is not an employee  benefit plan and is not subject to ERISA.  The Company further represents that  the Plans are not qualified under Section 401 of the United

States Internal Revenue Code and therefore are not subject to any of the Code requirements applicable to tax-qualified plans.



                           ARTICLE III



           3.1   By  their acceptance of this Trust  the  Trustee

hereby  agrees  to  the  designation  by  the  Company  of   Buck

Consultants,  Inc.  as the Trustee's Agent and Buck  Consultants,

Inc.  agrees  to  act as such Trustee's Agent  under  this  Trust

Agreement.  It is herein recognized that said Trustee's Agent  is also  acting as the independent consulting actuary of the Company with  respect  to the Plans and that the Trustee  shall  have  no responsibility  hereunder  for the continued  retention  of  such

Trustee's Agent and/or any responsibility assigned to said  Agent or its performance thereof.  In the event the Company replaces or no  longer uses said firm as its independent consulting  actuary,

the Trustee in its sole discretion may, but need not, designate a new  Trustee's  Agent or may continue to use the  same  Trustee's

Agent.  Buck Consultants, Inc. and any successor Trustee's  Agent appointed  hereunder may resign at any time by  delivering  sixty

(60)  days  advance  written notice to the  Company  and  to  the

Trustee,  in  which  event  the Trustee  shall  designate  a  new

Trustee's Agent; provided, however, any Trustee's Agent appointed by  the Trustee shall be independent of the Company.  The Company shall  pay or reimburse the Trustee for all fees and expenses  of the  Trustee's  Agent and shall indemnify and  hold  the  Trustee harmless  for  any  liability, loss, suit or  expense  (including attorneys' fees) in connection with or arising out of actions  or omissions of said Trustee's Agent (including any direction to  or failure  to direct the Trustee) and shall indemnify and hold  the

Trustee's  Agent  harmless for any actions or  omissions  of  the

Trustee.

           3.2   Except for the records dealing solely  with  the

Funds and their respective investments, which shall be maintained by  the Trustee, the Trustee's Agent shall maintain all the  Plan

Participant records contemplated by this Agreement, including the maintenance  of  the separate Accounts of each Participant  under this  Agreement  and  the maintenance of the  data  necessary  to determine, from time to time, the benefits of Participants  under the Plans.  The Trustee's Agent shall also prepare and distribute

Participants'  statements when requested  by  the  Company  or  a

Participant and shall be responsible for information with respect to  payments  to Participants and their Beneficiaries  and  shall perform  such  other duties and responsibilities as  the  Trustee determines is necessary or advisable to achieve the objectives of this  Agreement  and  the  Trustee shall have  no  responsibility therefor and shall be entitled to rely fully upon the information provided by the Trustee's Agent.

           3.3   Upon the establishment of this Trust or as  soon

thereafter  as  practicable, the Company  shall  furnish  to  the

Trustee's  Agent all the information necessary to  determine  the benefits  payable to or with respect to each Participant  in  the

Plans,  including  any benefits payable after  the  Participant's death and the recipient of same.  The Company shall regularly, at least  annually,  furnish  revised up-dated  information  to  the

Trustee's   Agent.   Based  on  the  foregoing  information   the

Trustee's  Agent  shall prepare an annual benefits  statement  in respect  of each Participant and shall furnish a copy of same  to

the  Participant or his Beneficiary and to the Company.   In  the

event  the  Company  refuses  or  neglects  to  provide  up-dated

Participant  information, as contemplated herein,  the  Trustee's

Agent  shall be entitled to rely upon the most recent information furnished to it by the Company.

           3.4   Upon  the direction of the Company or  upon  the

proper  application of a Participant or Beneficiary of a deceased

Participant,  the Trustee's Agent shall determine a Participant's or  Beneficiary's eligibility for benefits and the amount thereof and,  if  benefits are payable, shall prepare a certification  of same to the Trustee.  Such certification shall include the amount of such benefits, the manner of payment and the name, address and social  security  number of the recipient and  shall  be  updated annually and upon receipt by the Trustee's Agent of a notice of a benefit change under the Plan from the Company.  Upon the receipt of  such  certified statement and appropriate federal, state  and local  tax  withholding information, the Trustee  shall  commence cash  distributions from the relevant Fund or Funds in accordance therewith  to  the  person or persons so  indicated  and  to  the

Company  with  respect to taxes required to be withheld  and  the

Trustee's  Agent  shall  charge  the  Participant's  Account   or

Accounts  established hereunder.  The Trustee's Agent shall  also furnish a copy of such certification to the Participant or to the

Beneficiary of a deceased Participant.  The Trustee's Agent shall also  give  written  notice to the Trustee that  a  Participant's

Account  balance has been reduced to a certain minimum agreed  to by  the  Trustee  and the Trustee's Agent under procedures  which will  enable  the  Trustee  to cease payment  when  such  Account balance  has been reduced to zero.  The Company shall  have  full responsibility for the payment of all withholding  taxes  to  the appropriate  taxing authority and shall furnish each  Participant

or   Beneficiary  with  the  appropriate  tax  information   form

evidencing such payment and the amount thereof.

                3.5   All benefits payable from either Fund to  a

Participant  or  his Beneficiary under a Plan or Plans  shall  be charged  solely against the relevant Account of such Participant.

When  the Trustee's Agent determines that all Company liabilities under  all  Plans  to  a  Participant and Beneficiary  have  been satisfied,  the Trustee's Agent shall prepare a certification  to the  Trustee  and  to the Company showing the  balance,  if  any,

remaining   in  such  Participant's  Account  or  Accounts   (the

"Balance").  In making such determination the Trustee's Agent may rely  upon  written  certification  from  the  Company  that  the

Participant  or  his Beneficiary has died or  that  such  Company liabilities  have  been satisfied by cash payments  made  by  the

Company or otherwise; provided, however, the Trustee's Agent  may require additional documentation of any such Company confirmation if the Trustee's Agent considers such to be appropriate under the

circumstances.   Any  Balance  remaining  in  such  Participant's

Account  or Accounts shall be reallocated by the Trustee's  Agent to  the  Accounts of the other Participants and Beneficiaries  in the  manner set forth below; provided, however, in no event shall any  Balance  be  allocated to the Account of any Participant  or

Beneficiary  established  after the Company  delivers  a  written notice  to  the  Trustee and the Trustee's  Agent  that  Accounts established  after the date of such notice shall not be  entitled to  share in any reallocations under this Section 3.5.  Any  such notice  shall  be irrevocable by the Company notwithstanding  any amendments  to  this  Trust Agreement  made  thereafter  and  any attempt to revoke such notice shall be disregarded by the Trustee and the Trustee's Agent.

            Each  Balance  determined  in  accordance  with   the

preceding   paragraph   shall  be  maintained   as   a   separate

Participant's  Account subject to quarterly revaluation  pursuant to  Section 1.3 until the following or coinciding December  31st,

as  of which date the Trustee's Agent shall aggregate and revalue all  such  Balances and reallocate such amount ("Total Balances")

to  the  eligible  Accounts  of the  remaining  Participants  and

Beneficiaries  in both Funds, including Accounts which  may  have

previously  been  reduced to a zero balance.   Such  reallocation

shall be made:

  a) by determining the amount by which the value of each Participant's and Beneficiary's accrued benefits under the Plan or Plans exceed the value of his Account or Accounts as of such December 31st;

  b)   by adding all the amounts determined under (a); and

  c) by allocating to each Participant's and Beneficiary's Account or Accounts the amount of the Total Balances (not in excess of the amount computed under (b)) in the ratio of the amount computed for each Account under (a) to the total amount computed under (b).

If  the  amount of the Total Balances exceeds the amount computed under  (b), the excess shall be maintained as a separate  Account

until   the   following  December  31st  or  until  any   earlier

termination of the Trust, at which date the value of such Account shall  be treated as an additional Balance for purposes  of  this

Section  3.5. For defined benefit type plans, the value  of  each

Participant's and Beneficiary's accrued benefits under  the  Plan or  Plans  shall be calculated using the procedures and actuarial assumptions used in terminating a single employer plan  under  29

CFR  Part  4044,  Subpart  B  of  the  Pension  Benefit  Guaranty

Corporation  regulations.  For defined contribution  type  plans,

the   value  of  each  Participant's  and  Beneficiary's  accrued benefits shall be determined in accordance with the relevant Plan or Plans.

      Upon  the  satisfaction of all liabilities of  the  Company under  the  Plans  to  Participants and  Beneficiaries  for  whom

Accounts  have  been established hereunder, the  Trustee's  Agent shall  prepare a certification to the Trustee and to the  Company and  the  Trustee  shall thereupon hold or distribute  the  Trust

Property  in  accordance  with the written  instructions  of  the

Company.  At no time except to the extent used to satisfy  claims of  the  Company's  creditors  in  the  event  of  the  Company's insolvency, as defined in Section 2.1, or the satisfaction of all liabilities  of  the  Company  under  the  Plans  in  respect  of

Participants  and Beneficiaries having Accounts  hereunder  shall

any  part  of  the  Trust Property revert to  the  Company.   The

Trustee and the Trustee's Agent shall have no responsibility  for determining whether any Participant or Beneficiary has  died  and shall  be  entitled  to rely upon information  furnished  by  the

Company.

           3.6   Nothing provided in this Agreement shall relieve

the Company of its liabilities to pay the retirement benefits and deferred compensation liabilities provided under the Plans except to  the  extent such liabilities are met by application  of  Fund

assets.   It  is the intent of the Company to have  each  Account

established  hereunder treated as a separate  trust  designed  to satisfy  in whole or in part the Company's legal liability  under the Plans in respect of the Participant for whom such Account has been  established and to have the balance of each Fund revert  to the  Company  only after its legal liability under  the  relevant

Plan  or Plans has been met.  The Company, therefore, agrees that all income, deductions and credits of each such Account belong to it  as owner for income tax purposes and will be included on  the

Company's income tax returns.



                           ARTICLE IV



          4.1  The Company shall provide the Trustee's Agent with

a  certified copy of the Plans and all amendments thereto and  of the  resolutions of the Board of Directors of the Company or  the relevant  subsidiary  approving  the  Plans  and  all  amendments thereto, promptly upon their adoption.  Any action by the Company pursuant  to the terms of this Trust Agreement shall,  except  as otherwise provided herein, be by written instrument signed by  an officer of the Company authorized to act hereunder or any delegee authorized to act for the Company.  After the execution  of  this

Agreement,  the Company shall promptly file with the Trustee  and the  Trustee's Agent a certified list of the names  and  specimen signatures  of  the  officers  of the  Company  and  any  delegee authorized to act for it.  The Company shall promptly notify  the

Trustee  and  the Trustee's Agent of the addition or deletion  of

any  person's  name  to or from such list,  respectively.   Until

receipt by the Trustee and/or the Trustee's Agent of notice  that any  person is no longer authorized so to act, the Trustee or the

Trustee's  Agent  may continue to rely on the  authority  of  the

person.   All certifications, notices and directions by any  such

person or persons to the Trustee or the Trustee's Agent shall  be in writing signed by such person or persons.  The Trustee and the

Trustee's  Agent  may rely on any such certification,  notice  or direction purporting to have been signed by or on behalf of  such person  or  persons  that  the Trustee  or  the  Trustee's  Agent

believes  to  have  been signed thereby.   The  Trustee  and  the

Trustee's  Agent  may  rely  on  any  certification,  notice   or

direction of the Company that the Trustee or the Trustee's  Agent believes  to  have  been signed by a duly authorized  officer  or agent  of the Company.  The Trustee and the Trustee's Agent shall have  no responsibility for acting or not acting in reliance upon any  notification believed by the Trustee or the Trustee's  Agent to  have been so signed by a duly authorized officer or agent  of

the  Company.   The  Company  shall be  responsible  for  keeping

accurate  books  and records with respect to  the  employees  and

Directors of the Company, their compensation and their rights and interests in the Funds under the Plans.

           4.2   The Company shall make its contributions to  the

Trust  in  accordance with appropriate corporate action  and  the

Trustee shall have no responsibility with respect thereto, except to add such contributions to the appropriate Fund or Funds.

           4.3  The Company shall indemnify and hold harmless the

Trustee   for  any  liability  or  expenses,  including   without

limitation  reasonable attorneys' fees, incurred by  the  Trustee

with   respect  to  holding,  managing,  investing  or  otherwise administering  the  Funds or carrying out its  duties  hereunder,

except to the extent that such liabilities or expenses arise from actions  constituting gross negligence or willful  misconduct  by the Trustee under this Agreement.

           4.4  The Company shall indemnify and hold harmless the

Trustee's Agent for any liability or expenses, including  without limitation reasonable attorneys' fees, incurred by the  Trustee's

Agent  with  respect  to  keeping the records  for  Participants'

Accounts,  reporting thereon to Participants, certifying  benefit information  to the Trustee, determining the status  of  Accounts and benefits hereunder and otherwise carrying out its obligations under  this Agreement, except to the extent that such liabilities or expenses arise from actions constituting negligence or willful misconduct by the Trustee's Agent.





                            ARTICLE V



          5.1  The Trustee shall not be liable in discharging its

duties hereunder, including without limitation its duty to invest and reinvest the Trust Property relating to each Fund, if it acts in  good faith and in accordance with the terms of this Agreement

with   respect  to  the  Trustee's  responsibilities  under  this

Agreement.

           5.2   Subject  to investment guidelines agreed  to  in

writing  from  time to time by the Company and the  Trustee,  the

Trustee  shall  have the power in investing and  reinvesting  the

Trust Property with respect to each Fund, in its sole discretion:

           (a)   To  invest  and reinvest in any property,  real,

     personal  or  mixed, wherever situated and  whether  or  not productive  of  income  or  consisting  of  wasting  assets,

     including  without limitation, common and preferred  stocks,

     bonds,  notes, debentures (including convertible stocks  and securities  but not including any stock or security  of  the

     Trustee,  the  Company or any affiliate  thereof),  futures,

     option   and   forward  contracts,  leaseholds,   mortgages,

     certificates   of  deposit  or  demand  or   time   deposits

     (including  any such deposits with the Trustee),  shares  of

     investment   companies  and  mutual  funds,   interests   in

     partnerships  and  trusts, insurance  policies  and  annuity contracts,  and  oil, mineral or gas properties,  royalties,

     interests or rights, without being limited to the classes of property in which trustees are authorized to invest  by  any law or any rule of court of any state and without regard  to the  proportion  any such property may bear  to  the  entire amount  of  each  Fund; provided, however,  the  Trustee  is authorized to receive and hold any stock or security of  the

     Company  which is contributed by the Company to either  Fund and the Trustee shall not sell any such stock or security of the Company until the Company so directs;

           (b)  To invest and reinvest all or any portion of  the

     Trust  Property held in the Funds collectively  through  the medium  of  any common, collective or commingled trust  fund that  may  be  established and maintained  by  the  Trustee,

     subject  to the instrument or instruments establishing  such trust fund or funds and with the terms of such instrument or instruments,  as  from  time to time  amended,  being  incor porated  into this Agreement to the extent of the  equitable share  of  the  Funds  in  any  such  common  collective  or commingled trust fund;

          (c)  To retain any property at any time received by the

     Trustee;

           (d)   Subject  to  subsection (a) above,  to  sell  or

     exchange any property held by it at public or private  sale,

     for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion  or subscription rights pertaining to any such property  and  to enter  into  any  covenant  or  agreement  to  purchase  any property in the future;

           (e)   To  participate in any plan  of  reorganization,

     consolidation,  merger, combination,  liquidation  or  other similar  plan relating to property held by it and to consent to  or oppose any such plan or any action thereunder or  any contract, lease, mortgage, purchase, sale or other action by any person;

           (f)   To  deposit any property held  by  it  with  any

     protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and  compensation  thereof and any assessments  levied  with respect to any such property so deposited;

           (g)   To  extend the time of payment of any obligation

     held by it;

           (h)   To  hold uninvested any moneys received  by  it,

     without  liability for interest thereon, until  such  moneys shall be invested, reinvested or disbursed;

           (i)   To  exercise  all voting or  other  rights  with

     respect  to  any  property held by it and to grant  proxies,

     discretionary or otherwise;

           (j)   For  the purposes of the Trust, to borrow  money

     from others, to issue its promissory note or notes therefor,

     and to secure the repayment thereof by pledging any property held by it;

           (k)   To  manage, administer, operate, insure, repair,

     improve,  develop,  preserve, mortgage, lease  or  otherwise deal  with,  for any period, any real property or  any  oil,

     mineral  or gas properties, royalties, interests  or  rights held by it directly or through any corporation, either alone or  by joining with others, using other Trust assets for any such  purposes, to modify, extend, renew, waive or otherwise adjust  any provision of any such mortgage or lease  and  to make  provision for amortization of the investment in or  de preciation of the value of such property;

           (l)  To employ suitable agents and counsel, who may be

     counsel  to  the  Company or the Trustee and  to  pay  their reasonable expenses and compensation from the relevant  Fund to the extent not paid by the Company;

           (m)  To cause any property held by it to be registered

     and  held  in  the  name of one or more  nominees,  with  or

     without   the  addition  of  words  indicating   that   such

     securities  are held in a fiduciary capacity,  and  to  hold securities in bearer form;

          (n)  To settle, compromise or submit to arbitration any

     claims, debts or damages due or owing to or from the  Trust,

     respectively,   to  commence  or  defend  suits   or   legal

     proceedings  to protect any interest of the  Trust,  and  to represent the Trust in all suits or legal proceedings in any court  or  before  any  other body  or  tribunal;  provided,

     however, that the Trustee shall not be required to take  any such  action  unless it shall have been indemnified  by  the

     Company to its reasonable satisfaction against liability  or expenses it might incur therefrom;

           (o)   To  organize  under the  laws  of  any  state  a

     corporation  or  trust  for  the purpose  of  acquiring  and holding  title  to  any property which it is  authorized  to acquire  hereunder and to exercise with respect thereto  any or all of the powers set forth herein; and

           (p)   Generally,  to do all acts, whether  or  not  ex

     pressly  authorized, that the Trustee may deem necessary  or desirable for the protection of the Trust Property.

Notwithstanding the foregoing, the Trustee shall upon the written direction of the Company invest all or part of the amount to  the credit  of  any Participant's Account in a commercial annuity  or insurance contract selected by the Company and the Trustee  shall have  no  responsibility for any such investment  other  than  as owner and custodian thereof.

           5.3  The Company may at any time direct the Trustee to

segregate  all or a portion of each Fund in a separate investment account  or  accounts  and may appoint  one  or  more  investment managers  to direct the investment and reinvestment of each  such investment account or accounts.  In such event, the Company shall notify  the  Trustee of the appointment of each  such  investment

manager.   Thereafter,  the  Trustee shall  make  every  sale  or

investment with respect to such investment account as directed in writing by the investment manager.  It shall be the duty  of  the

Trustee  to act strictly in accordance with each direction.   The

Trustee shall be under no duty to question any such direction  of the  investment manager, to review any securities or  other  prop erty held in any such investment account or accounts acquired  by it  pursuant to such directions or to make any recommendations to the  investment managers with respect to such securities or other

property.   Notwithstanding the foregoing, the  Trustee,  without

obtaining prior approval or direction from an investment manager,

shall  invest cash balances held by it from time to time in short term cash equivalents including, but not limited to, through  the medium  of any short term common, collective or commingled  trust fund  established and maintained by the Trustee  subject  to  the instrument  establishing such trust fund,  U.S.  Treasury  Bills,

commercial paper (including such forms of commercial paper as may

be   available   through   the   Trustee's   Trust   Department),

certificates  of  deposit, and similar type  securities,  with  a maturity  not  to  exceed fifteen months; and, furthermore,  sell such short term investments as may be necessary to carry out  the instructions  of an investment manager regarding  more  permanent type  investment and directed distributions.  The  Trustee  shall not  be  liable or responsible for any loss resulting  to  either

Fund  by reason of any sale or purchase of an investment directed by an investment manager nor by reason of the failure to take any action with respect to any investment which was acquired pursuant to  any  such  direction in the absence of further directions  of such investment manager, or solely as a result of the performance by  the  Trustee  or its officers, employees or  agents,  of  any custodial,  reporting,  recording or bookkeeping  functions  with respect to any such investment account, except to the extent that

such   performance  constituted  gross  negligence   or   willful

misconduct on the part of the Trustee.  Notwithstanding  anything

in   this  Agreement  to  the  contrary,  the  Trustee  shall  be indemnified  and saved harmless by the Company from  and  against any  and  all  personal liability to which  the  Trustee  may  be subjected by carrying out any directions of an investment manager issued  pursuant hereto or for failure to act in the  absence  of directions  of  the  investment manager  including  all  expenses reasonably incurred in its defense in the event the Company fails to provide such defense; provided, however, the Trustee shall not be  so  indemnified if it participates knowingly in, or knowingly undertakes  to  conceal,  an  act or omission  of  an  investment manager, having actual knowledge that such act or omission  is  a breach  of a fiduciary duty; provided further, however, that  the

Trustee shall not be deemed to have knowingly participated in  or knowingly  undertaken  to  conceal  an  act  or  omission  of  an investment manager with knowledge that such act or omission was a breach  of fiduciary duty by merely complying with directions  of an  investment  manager or for failure to act in the  absence  of directions of an investment manager.  The Trustee may  rely  upon any  order,  certificate, notice, direction or other  documentary confirmation  purporting to have been issued  by  the  investment manager which the Trustee believes to be genuine and to have been issued  by  the  investment manager.  The Trustee  shall  not  be charged  with knowledge of the termination of the appointment  of any  investment manager until it receives written notice  thereof from the Company.

           5.4  No person dealing with the Trustee shall be under

any obligation to see to the proper application of any money paid or  property  delivered to the Trustee or  to  inquire  into  the

Trustee's authority as to any transaction.  The Trustee's Agent's obligations  are  limited solely to those  explicitly  set  forth herein  and  the  Trustee's Agent shall have  no  responsibility,

authority or control, direct or indirect, over the maintenance or investment of the Trust Property and shall have no obligation  in respect  of  the  Trustee or the Trustee's  compliance  with  the

Trustee's Agent's certifications to the Trustee.

          5.5  The Trustee shall distribute cash or property from

the Funds in accordance with Article III hereof.  The Trustee may make any distribution required hereunder by mailing its check for the  specified amount, or delivering the specified  property,  to the person to whom such distribution or payment is to be made, at such  address as may have been last furnished to the Trustee,  or if  no  such address shall have been so furnished, to such person in  care  of  the Company, or (if so directed by the Company)  by crediting the Account of such person or by transferring funds  to such person's Account by bank or wire transfer.

           5.6   If at any time there is no person authorized  to

act  under this Agreement in behalf of the Company, the Board  of

Directors  of  the  Company  shall  have  the  authority  to  act hereunder.



                           ARTICLE VI



           6.1  The Company shall pay any Federal, state or local

taxes  on  the Trust Property, or any part thereof,  and  on  the income therefrom.

            6.2   The  Company  shall  pay  to  the  Trustee  its

reasonable expenses for the management and administration of  the

Funds,  including  without  limitation  reasonable  expenses   of

counsel  and other agents employed by the Trustee, and reasonable compensation for its services as Trustee hereunder in  accordance with  its Published Schedule of Compensation in effect from  time

to  time.   The  Company  shall  also  pay  to  the  Trustee  for

transmission to the Trustee's Agent the fees and expenses of  the

Trustee's  Agent, unless the Company pays such  directly  to  the

Trustee's Agent.  Such expenses, fees and compensation shall be a charge  on the Funds and shall constitute a lien in favor of  the

Trustee and Trustee's Agent until paid by the Company.



                          ARTICLE VII



          7.1  The Trustee shall maintain records with respect to

each Fund that show all its receipts and disbursements hereunder.

The  records  of the Trustee with respect to the Funds  shall  be open to inspection by the Company, or its representatives, at all reasonable times during normal business hours of the Trustee  and may be audited not more frequently than once each fiscal year  by

an   independent  certified  public  accountant  engaged  by  the

Company;  provided,  however, the Trustee shall  be  entitled  to additional compensation from the Company in respect of audits  or auditors'  requests which the Trustee determines  to  exceed  the ordinary  course of the usual scope of such examinations  of  its records.

           7.2   Within a reasonable time after the close of each

fiscal  year  of the Company (or as agreed to by the Company  and

Trustee),  or  upon  termination of the  duties  of  the  Trustee hereunder, the Trustee shall prepare and deliver to the Company a statement of transactions reflecting its acts and transactions as

Trustee  during such fiscal year, portion thereof or during  such period  from the close of the last fiscal year or last  statement period  to the termination of the Trustee's duties, respectively,

including  a  statement of the then current value of  each  Fund.

The Trustee's Agent shall also prepare and furnish to the Company a  statement of the then current value of each Account.  Any such statement  shall  be deemed an Account stated  and  accepted  and approved  by  the Company, and the Trustee shall be relieved  and discharged, as if such Account had been settled and allowed by  a judgment  or decree of a court of competent jurisdiction,  unless protested by written notice to the Trustee within sixty (60) days of receipt thereof by the Company.

      The Trustee shall have the right to apply at any time to  a court  of competent jurisdiction for judicial settlement  of  any

Account  of the Trustee not previously settled as herein provided or  for the determination of any question of construction or  for

instructions.   In  any  such action or proceeding  it  shall  be

necessary  to  join as parties only the Trustee and  the  Company

(although the Trustee may also join such other parties as it  may deem  appropriate),  and any judgment or decree  entered  therein shall be conclusive.







                          ARTICLE VIII



           8.1   The Trustee may resign at any time by delivering

written notice thereof to the Company; provided, however, that no such resignation shall take effect until the earlier of (i) sixty

(60) days from the date of delivery of such notice to the Company or (ii) the appointment of a successor trustee.

           8.2   The  Trustee may be removed at any time  by  the

Company,  pursuant to a resolution of the Board of  Directors  of the Company, upon delivery to the Trustee of a certified copy  of such  resolution and sixty (60) days' written notice, unless such notice  period is waived in whole or in part by the  Trustee,  of

(i) such removal and (ii) the appointment of a successor trustee.

           8.3  Upon the resignation or removal of the Trustee, a

successor  trustee  shall  be appointed  by  the  Company.   Such

successor  trustee  shall be a bank or  trust  company  which  is established under the laws of the United States or a State within

the  United  States  and  which  is  not  related,  directly   or

indirectly,  to the Company.  Such appointment shall take  effect upon the delivery to the Trustee of (a) a written appointment  of such  successor trustee, duly executed by the Company, and (b)  a written  acceptance  by  such successor  trustee,  duly  executed thereby.  Any successor trustee shall have all the rights, powers and duties granted the Trustee hereunder.

           8.4  If, within sixty (60) days of the delivery of the

Trustee's  written  notice of resignation,  a  successor  trustee shall not have been appointed, the Trustee may apply to any court of  competent  jurisdiction for the appointment  of  a  successor trustee.

          8.5  Upon the resignation or removal of the Trustee and

the  appointment of a successor trustee, and after the acceptance and  approval of the Trustee's accounting of the Trust  Property,

the Trustee shall transfer and deliver the Trust Property to such successor.  Under no circumstances shall the Trustee transfer  or deliver the Trust Property to any successor which is not  a  bank or trust company as hereinabove defined.



                           ARTICLE IX



           9.1   The Trust established pursuant to this Agreement

may not be terminated by the Company prior to the satisfaction of all liabilities with respect to all Participants in the Plans and

their  Beneficiaries.   Upon receipt of a  written  certification

from the Trustee's Agent that all liabilities have been satisfied

with   respect  to  all  Participants  in  the  Plans  and  their

Beneficiaries, the Company pursuant to a resolution of its  Board of Directors may terminate the Trust upon delivery to the Trustee of  (a)  a  certified copy of such resolution,  (b)  an  original certification  of  the Trustee's Agent that all such  liabilities have  been  satisfied and (c) a written instrument of termination

duly   executed  and  acknowledged  in  the  same  form  as  this

Agreement.

           9.2   Upon  the termination of the Trust in accordance

with  Section  9.1, the Trustee shall, after the  acceptance  and approval  of  its account, distribute the Trust Property  to  the

Company.  Upon completing such distribution, the Trustee shall be

relieved  and  discharged.   The  powers  of  the  Trustee  shall

continue  as  long  as  any part of either Fund  remains  in  its possession.

           9.3  The Company may at any time liquidate the Account

of  any  Participant under this Agreement in the event the amount to the credit of such Account falls below $3,000.  In such event,

the  Trustee,  upon  receipt  of written  instructions  from  the

Company, shall distribute in cash the amount to the credit of any such terminated Account, as determined by the Trustee's Agent, to the  Participant in respect of whom such Account was  established

or,   if  such  Participant  is  dead  or  incompetent,  to   his

Beneficiary.



                            ARTICLE X



           10.1   This Agreement may be amended, in whole  or  in

part, at any time and from time to time, by the Company, pursuant to  a resolution of the Board of Directors thereof by delivery to the  Trustee and the Trustee's Agent of a certified copy of  such

resolution   and   a   written  instrument  duly   executed   and

acknowledged in the same form as this Agreement, except that  the duties  and  responsibilities of the Trustee  and  the  Trustee's

Agent  shall  not  be  increased without  the  Trustee's  or  the

Trustee's  Agent's written consent; provided, however,  any  such amendment affecting any  Account, the procedures for distribution thereof  or the reallocation of Balances under Section 3.5  shall not  become effective until sixty (60) days after a copy of  such amendment has been delivered by registered mail by the Company or

the  Trustee's Agent to each Participant or his Beneficiary.   In

the  event  the  Company,  Trustee or  Trustee's  Agent  receives written objections to such amendment from such person within such sixty  (60) day period, the party receiving such objections shall provide  a  copy of same to the other parties and such  amendment shall  be  ineffective and void in respect of the Participant  or

Beneficiary so objecting to the amendment.



                           ARTICLE XI



          11.1  This Agreement shall be construed and interpreted

under,  and  the Trust hereby created shall be governed  by,  the laws  of  the  State  of Illinois insofar as  such  laws  do  not contravene any applicable Federal laws, rules or regulations.

           11.2   Neither the gender nor the number (singular  or

plural) of any word shall be construed to exclude another  gender or number when a different gender or number would be appropriate.

           11.3  No right or interest of any Participant under  a

Plan  in either Fund shall be transferable or assignable or shall be  subject  to alienation, anticipation or encumbrance,  and  no right  or interest of any Participant or Beneficiary in any  Plan or in either Fund shall be subject to any garnishment, attachment or  execution.  Notwithstanding the foregoing, the Trust Property shall  at all times remain subject to claims of creditors of  the

Company in the event the Company is adjudicated to be bankrupt or insolvent  as  provided herein and Participants and Beneficiaries shall have no claims to either Fund superior to that of any other unsecured creditors in such event.

           11.4  The Company agrees that by the establishment  of

this   Trust   it   hereby  forgoes  any   judicial   review   of

certifications  by the Trustee's Agent as to the benefit  payable to  any persons hereunder.  If a dispute arises as to the amounts or  timing  of any such benefits or the persons entitled  thereto under  a  Plan  or this Agreement, the Company agrees  that  such dispute  shall  be  resolved by binding  arbitration  proceedings

initiated   in   accordance  with  the  rules  of  the   American

Arbitration  Association and that the results of such proceedings shall  be conclusive and shall not be subject to judicial review.

It  is  expressly understood that pending the resolution  of  any such  dispute,  payment of benefits shall be made  and  continued

(except  in the event of the Company's insolvency) by the Trustee in  accordance with the certification of the Trustee's Agent  and that  the Trustee and the Trustee's Agent shall have no liability with  respect to such payments.  The Company also agrees  to  pay the  entire cost of any arbitration or legal proceeding including the  legal fees of the Trustee, the Trustee's Agent and the  Plan

Participant  or the Beneficiary of any deceased Plan  Participant regardless  of the outcome of any such proceeding  and  until  so paid  the expenses thereof shall be a charge on and lien  against the Funds.

          11.5  This Agreement shall be binding upon and inure to

the  benefit  of any successor to the Company or its business  as the result of merger, consolidation, reorganization, transfer  of assets or otherwise and any subsequent successor thereto.  In the event of any such merger, consolidation, reorganization, transfer of  assets  or  other similar transaction, the successor  to  the

Company or its business or any subsequent successor thereto shall promptly notify the Trustee and Trustee's Agent in writing of its successorship  and  furnish the Trustee and the  Trustee's  Agent with  the information specified in Section 4.1 of this Agreement.

In  no  event shall any such transaction described herein suspend or  delay the rights of Plan Participants or the Beneficiaries of deceased Participants to receive benefits hereunder.

           11.6  This Agreement may be executed in any number  of

counterparts,  each of which shall be deemed to be  an  original,

but all of which shall together constitute only one Agreement.

           11.7   Communications to the Trustee shall be sent  to

The  Northern  Trust Company, 50 South LaSalle  Street,  Chicago,

Illinois   60675  or  to such other address as  the  Trustee  may

specify in writing.  Communications to the Trustee's Agent  shall be  sent  to Buck Consultants, Inc., Two Pennsylvania Plaza,  New

York,  New  York  10121-0047  or to such  other  address  as  the

Trustee's  Agent may specify in writing.  No communication  shall be  binding  upon  the Trustee or Trustee's  Agent  until  it  is received  by  the Trustee or Trustee's Agent.  Communications  to

the  Company shall be sent to the Company's principal offices  or to such other address as the Company may specify in writing.

           11.8   In the event any Participant or his Beneficiary

is  determined to be subject to Federal income tax on any  amount to  the  credit of his Account under this Agreement prior to  the time of payment hereunder, the entire amount so taxable shall  be distributed by the Trustee as of the next Valuation Date to  such

Participant or Beneficiary.  Such distribution shall  be  at  the direction  of the Company or the Trustee's Agent upon receipt  of documentation from the Company or the Trustee's Agent  indicating that  an  amount  to  the  credit of a Participant's  account  is subject  to  Federal income tax.  An amount to the  credit  of  a

Participant's  Account  shall  be determined  to  be  subject  to

Federal   income  tax  upon  the  earliest  of:   (a)   a   final

determination  by  the  United States  Internal  Revenue  Service

addressed  to  the Participant or his Beneficiary  which  is  not appealed  to the courts; (b) a final determination by the  United

States  Tax Court or any other Federal Court affirming  any  such determination by the Internal Revenue Service; or (c) an  opinion by  counsel,  satisfactory  to  the  Company,  addressed  to  the

Company, the Trustee and the Trustee's Agent, that, by reason  of

Treasury  Regulations, amendments to the Internal  Revenue  Code,

published  Internal Revenue Service rulings, court  decisions  or

other   substantial  precedent,  amounts   to   the   credit   of

Participants'  Accounts hereunder are subject to  Federal  income tax  prior to payment.  The Company shall undertake at  its  sole expense  to  defend  any tax claims described  herein  which  are asserted  by the Internal Revenue Service against any Participant or  Beneficiary, including attorney fees and costs of appeal, and shall  have  the sole authority to determine whether  or  not  to appeal any determination made by the Service or by a lower court.

The  Company also agrees to reimburse any Participant  or  Benefi ciary  for  any  interest or penalties in respect of  tax  claims

hereunder  upon  receipt  of  documentation  of  same.   Any  dis

tributions from either Fund to a Participant or Beneficiary under this  Section  11.8  shall  be applied  in  accordance  with  the provisions  of  the  relevant Plan or  Plans  to  reduce  Company liabilities  to  such Participant and/or Beneficiary  under  such

Plan  or  Plans;  provided, however, that in no event  shall  any

Participant, Beneficiary or estate of any Participant  or  Benefi ciary  have  any  obligation to return all or any  part  of  such distribution to the Company if such distribution exceeds benefits payable under the relevant Plan or Plans.

          IN WITNESS WHEREOF, the parties hereto have caused this

Trust   Agreement  to  be  duly  executed  and  their  respective

corporate  seals to be hereto affixed this 22nd day  of  January,

1997.





Attest:                       THE NORTHERN TRUST COMPANY

                              By /s/Christopher J. Grimm
                                 Its Vice President



Attest:                       SCHERING-PLOUGH CORPORATION

                              By /s/E. Kevin Moore
                                 Its Vice President



Attest:                       BUCK CONSULTANTS, INC.

                              By /s/Gregory J. Weiber
                              Its Group Executive and Principal
STATE OF NEW JERSEY   )
                      : ss.:
COUNTY OF MORRIS


           Personally appeared E. Kevin Moore, Vice President and

Treasurer  of SCHERING-PLOUGH CORPORATION, signer and  sealer  of the  foregoing instrument, and acknowledged the same  to  be  his free  act and deed as such Vice President and Treasurer  and  the free act and deed of said Company, before me.





                                        Notary Public

STATE OF            )

                    : ss.:
COUNTY OF           )


             Personally   appeared                       ,   Vice

President of THE NORTHERN TRUST COMPANY, signer and sealer of the foregoing  instrument, and acknowledged the same to be  his  free act and deed as such Vice President and the free act and deed  of said Corporation, before me.





Notary Public



STATE OF               )

                       : ss.:
COUNTY OF              )


               Personally      appeared                         ,

of  BUCK  CONSULTANTS, INC. signer and sealer  of  the  foregoing instrument, and acknowledged the same to be his free act and deed

as  such                      and the free act and deed  of  said

Corporation, before me.



                                      Notary Public